Exhibit 99.1

PRESS RELEASE	Contact: Billy Freesmeier
January 27, 2025 8:00 AM ET	Chief of Staff
(703) 481-4579

MainStreet Bancshares Inc. Reports 2024 Results

A challenging year ending with strong and stable asset quality and capital

Fairfax, VA., January 27, 2025 —  MainStreet Bancshares, Inc. (Nasdaq: MNSB & MNSBP), the financial holding company for MainStreet Bank reported a loss of $9.98 million for 2024 resulting from the nonrecurring impairment of capitalized intangible software and the resolution of nonperforming assets.  The Company remains strongly capitalized with good liquidity.

“At the end of 2024, the Company impaired the full value of its capitalized intangible software.  Despite this impairment, the software remains a component of our Avenu Banking-as-a-Service solution and will continue to be used to drive fintech partnerships to grow low-cost deposits and fee income,” said Jeff W. Dick, Chairman & CEO of MainStreet Bancshares, Inc. and MainStreet Bank.  “The end of 2024 was management’s first opportunity to review the Avenu platform’s performance, as it was only put into production during the fourth quarter.  The delays in bringing Avenu to market and subsequent changes in the potential for revenue generation necessitated management’s review for impairment and resulting charge to earnings.  Management conducted the impairment assessment in accordance with ASC 350-40-35, using the income approach.  We remain committed to providing innovative embedded banking services that meet our customers where they do business and that allow developers to focus on providing leading-edge digital financial solutions.”

“During 2024, the Company ended the year with a healthy net interest margin of 3.13%,” said Alex Vari, Chief Accountant for MainStreet Bank.  “Excess liquidity in the fourth quarter gave us the opportunity to exercise call options on higher-yielding term deposits and restructure our wholesale deposit position.  This will further reduce our funding costs into 2025, and with expense management efforts will yield positive results for the Company and for our shareholders.”

Chief Lending Officer Tom Floyd said, “the lending team worked diligently to grow the loan portfolio by 6% while also resolving 62% of our nonperforming loans, and making solid progress on resolving the final $21.7 million in a timely manner. ”

Total deposits grew 13% from prior year-end to $1.9 billion, with core deposits growing $187 million year on year.  Total core deposits at year-end were $1.4 billion, or 75% of total deposits.

“The DC Metropolitan area remains a vibrant market.  The interest rate environment is normalizing, with the FOMC cutting rates three times thus far for a total of 1.0%,” said Abdul Hersiburane, President of MainStreet Bank.  “Our borrowers are benefiting from the declining rate environment with strengthening liquidity.”

BACKGROUND:  MainStreet Bancshares, Inc. (Nasdaq: MNSB & MNSBP), is a small-cap financial holding company trading in the Nasdaq Capital Market index. The financial holding company owns 100% of MainStreet Bank, a business-focused community bank headquartered in Fairfax, Virginia. The Bank engages a branch-lite model with six full-service financial centers in Herndon, Fairfax, McLean, Leesburg, Clarendon, and Washington, D.C. MainStreet Bank has 55,000 free ATMs and a fully integrated online and mobile banking solution. The Bank is not restricted by a conventional branching system, as it can offer business customers the ability to Put Our Bank in Your Office®. With robust and easy-to-use online business banking technology, MainStreet has “put our bank” in well over 1,000 businesses in the metropolitan area.

MainStreet Bank has a robust line of business and professional lending products, including government contracting lines of credit, commercial lines and term loans, residential and commercial construction, and commercial real estate. MainStreet Bank is an SBA Preferred Lender, offering 7A and 504 lending solutions. From sophisticated cash management to enhanced mobile banking and instant-issue Debit cards, MainStreet Bank is always looking for ways to improve our customer's experience.

MainStreet Bank was the first community bank in the Washington, D.C., metropolitan area to offer a full online business banking solution. MainStreet Bank was also the first bank headquartered in the Commonwealth of Virginia to offer CDARS – a solution that provides multi-million-dollar FDIC insurance. Further information on the Bank can be obtained by visiting its website at mstreetbank.com.

Banking-as-a-Service
In 2021, the Board and management decided to make an investment in technology that would best serve clients requiring Banking-as-a-Service (BaaS).  The Avenu BaaS solution officially launched on October 1, 2024.  The ability to digitally offer banking services in a safe and compliant manner allows the Company to reach new customer deposit segments, diversify revenue streams and generate additional income.  The BaaS market is currently underserved, and the opportunities for a well-developed solution are robust.  The Avenu business model is in-line with the Company’s physical branch-lite strategy.

Avenu provides a full-stack embedded banking solution that connects our partners and their apps directly and seamlessly to our purpose-built Avenu core.  Avenu’s clients are fintechs, social media solutions, application developers, money movers, and entrepreneurs. They all have one thing in common: They are in search of a reliable partner to help innovate how money moves - solving real-world issues and helping communities thrive.  MainStreet Bank is that reliable partner dedicated to providing a best-in-class solution to sustain long-term business relationships.

MainStreet Bancshares, Inc. has an investment grade rating of "A" from Egan-Jones Rating Company.

ABOUT MAINSTREET BANK: MainStreet operates six branches in Herndon, Fairfax, McLean, Leesburg, Clarendon, and Washington, D.C. MainStreet Bank has 55,000 free ATMs and a fully integrated online and mobile banking solution. The Bank is not restricted by a conventional branching system, as it can offer business customers the ability to Put Our Bank in Your Office®. With robust and easy-to-use online business banking technology, MainStreet has "put our bank" in thousands of businesses in the metropolitan area.

MainStreet Bank has a robust line of business and professional lending products, including government contracting lines of credit, commercial lines and term loans, residential and commercial construction, and commercial real estate. MainStreet also works with the SBA to offer 7A and 504 lending solutions. From sophisticated cash management to enhanced mobile banking and instant-issue Debit Cards, MainStreet Bank is always looking for ways to improve our customer's experience.

MainStreet Bank was the first community bank in the Washington, D.C., metropolitan area to offer a full online business banking solution. MainStreet Bank was also the first bank headquartered in the Commonwealth of Virginia to offer CDARS – a solution that provides multi-million-dollar FDIC insurance. Further information on the Bank can be obtained by visiting its website at mstreetbank.com.

This release contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties. The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations include: fluctuation in market rates of interest and loan and deposit pricing, adverse changes in the overall national economy as well as adverse economic conditions in our specific market areas, future impacts of pandemic outbreaks, maintenance and development of well-established and valued client relationships and referral source relationships, and acquisition or loss of key production personnel. We caution readers that the list of factors above is not exclusive. The forward-looking statements are made as of the date of this release, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made. In addition, our past results of operations are not necessarily indicative of future performance.

UNAUDITED CONSOLIDATED BALANCE SHEET INFORMATION

(In thousands)

	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023*
ASSETS
Cash and cash equivalents
Cash and due from banks	$47,553	$40,955	$41,697	$49,208	$53,581
Federal funds sold	160,155	191,159	49,762	75,533	60,932
Total cash and cash equivalents	207,708	232,114	91,459	124,741	114,513
Investment securities available for sale, at fair value	55,747	58,489	57,605	58,699	59,928
Investment securities held to maturity, at amortized cost, net of allowance for credit losses of $0 for all periods	16,078	16,016	16,036	17,251	17,275
Restricted equity securities, at amortized cost	30,623	26,745	26,797	23,924	24,356
Loans, net of allowance for credit losses of $19,450, $18,327, $17,098, $16,531, and $16,506, respectively	1,810,556	1,775,558	1,778,840	1,727,110	1,705,137
Premises and equipment, net	13,287	13,571	13,787	14,081	13,944
Accrued interest and other receivables	11,311	11,077	11,916	10,727	12,390
Computer software, net of amortization	—	18,881	17,205	15,691	14,657
Bank owned life insurance	39,507	39,203	38,901	38,609	38,318
Other assets	43,281	32,945	41,200	39,182	34,914
Total Assets	$2,228,098	$2,224,599	$2,093,746	$2,070,015	$2,035,432
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Non-interest bearing deposits	$324,307	$347,575	$314,636	$348,945	$364,606
Interest bearing demand deposits	139,780	197,527	179,513	165,331	137,128
Savings and NOW deposits	64,337	61,893	60,867	46,036	45,878
Money market deposits	560,082	451,936	476,396	446,903	442,179
Time deposits	819,288	834,738	723,951	725,520	696,336
Total deposits	1,907,794	1,893,669	1,755,363	1,732,735	1,686,127
Federal funds purchased	—	—	—	—	15,000
Subordinated debt	73,039	72,940	72,841	72,741	72,642
Other liabilities	39,274	31,939	40,827	41,418	40,146
Total Liabilities	2,020,107	1,998,548	1,869,031	1,846,894	1,813,915
Stockholders’ Equity:
Preferred stock	27,263	27,263	27,263	27,263	27,263
Common stock	29,466	29,463	29,452	29,514	29,198
Capital surplus	67,823	67,083	66,392	65,940	65,985
Retained earnings	91,150	108,616	109,651	108,334	106,549
Accumulated other comprehensive loss	(7,711)	(6,374)	(8,043)	(7,930)	(7,478)
Total Stockholders’ Equity	207,991	226,051	224,715	223,121	221,517
Total Liabilities and Stockholders’ Equity	$2,228,098	$2,224,599	$2,093,746	$2,070,015	$2,035,432

*Derived from audited financial statements

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(In thousands, except share and per share data)

	Year-to-Date		Three Months Ended
	December 31, 2024	December 31, 2023*	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
INTEREST INCOME:
Interest and fees on loans	$125,177	$116,482	$31,323	$31,615	$31,655	$30,582	$30,951
Interest on investment securities
Taxable securities	1,693	1,836	431	397	430	435	451
Tax-exempt securities	1,093	1,065	262	294	268	270	268
Interest on federal funds sold	6,652	5,038	3,103	1,285	1,083	1,182	1,510
Total interest income	134,615	124,421	35,119	33,591	33,436	32,469	33,180
INTEREST EXPENSE:
Interest on interest bearing demand deposits	8,661	1,786	2,612	2,117	2,118	1,814	1,027
Interest on savings and NOW deposits	754	546	201	206	190	157	146
Interest on money market deposits	21,386	13,631	5,475	5,277	5,542	5,092	5,538
Interest on time deposits	37,364	26,905	10,003	9,543	9,010	8,808	8,187
Interest on federal funds purchased	575	299	—	277	191	107	25
Interest on Federal Home Loan Bank advances	46	1,224	—	—	—	46	118
Interest on subordinated debt	3,255	3,288	787	828	820	820	828
Total interest expense	72,041	47,679	19,078	18,248	17,871	16,844	15,869
Net interest income	62,574	76,742	16,041	15,343	15,565	15,625	17,311
Provision for (recovery of) credit losses	6,763	1,642	3,407	2,913	638	(195)	466
Net interest income after provision for (recovery of) credit losses	55,811	75,100	12,634	12,430	14,927	15,820	16,845
NON-INTEREST INCOME:
Deposit account service charges	1,996	2,149	481	557	490	469	510
Bank owned life insurance income	1,189	1,069	304	302	291	292	283
Net loss on securities called or matured	(48)	—	—	—	(48)	—	—
Other non-interest income (loss)	115	122	22	27	31	35	(34)
Total non-interest income	3,252	3,340	807	886	764	796	759
NON-INTEREST EXPENSES:
Salaries and employee benefits	30,475	28,267	8,253	7,250	7,484	7,488	7,129
Furniture and equipment expenses	3,636	2,787	830	931	940	935	804
Advertising and marketing	2,199	2,343	600	579	566	454	271
Occupancy expenses	1,614	1,684	358	407	415	435	397
Outside services	3,627	2,044	1,168	845	839	774	352
Administrative expenses	929	922	243	215	229	242	219
Computer software intangible impairment	19,721	—	19,721	—	—	—	—
Other operating expenses	10,766	7,569	3,258	2,992	2,362	2,153	2,166
Total non-interest expenses	72,967	45,616	34,431	13,219	12,835	12,481	11,338
Income (loss) before income tax expense (benefit)	(13,904)	32,824	(20,990)	97	2,856	4,135	6,266
Income tax expense (benefit)	(3,924)	6,239	(4,823)	(168)	238	830	1,120
Net income (loss)	(9,980)	26,585	(16,167)	265	2,618	3,305	5,146
Preferred stock dividends	2,156	2,156	539	539	539	539	539
Net income (loss) available to common shareholders	$(12,136)	$24,429	$(16,706)	$(274)	$2,079	$2,766	$4,607
Earnings (loss) per common share, basic and diluted	$(1.60)	$3.25	$(2.20)	$(0.04)	$0.27	$0.36	$0.61
Weighted average number of common shares, basic and diluted	7,606,391	7,522,913	7,603,318	7,601,925	7,608,389	7,611,990	7,527,327

*Derived from audited financial statements

UNAUDITED LOAN, DEPOSIT AND BORROWING DETAIL

(In thousands)

	December 31, 2024		September 30, 2024		December 31, 2023		Percentage Change
	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total	Last 3 Mos	Last 12 Mos
LOANS:
Construction and land development loans	$391,253	21.3%	$373,486	20.8%	$429,637	24.9%	4.8%	-8.9%
Residential real estate loans	438,745	23.9%	446,109	24.8%	474,602	27.5%	-1.7%	-7.6%
Commercial real estate loans	898,204	48.9%	871,280	48.4%	743,827	43.1%	3.1%	20.8%
Commercial and industrial loans	105,212	5.7%	106,249	5.9%	75,415	4.3%	-1.0%	39.5%
Consumer loans	1,574	0.2%	1,977	0.1%	3,610	0.2%	-20.4%	-56.4%
Total Gross Loans	$1,834,988	100.0%	$1,799,101	100.0%	$1,727,091	100.0%	2.0%	6.2%
Less: Allowance for credit losses	(19,450)		(18,327)		(16,506)
Net deferred loan fees	(4,982)		(5,216)		(5,448)
Net Loans	$1,810,556		$1,775,558		$1,705,137
DEPOSITS:
Non-interest bearing deposits	$324,307	17.0%	$347,575	18.4%	$364,606	21.6%	-6.7%	-11.1%
Interest-bearing deposits:
Demand deposits	139,780	7.3%	197,527	10.4%	137,128	8.1%	-29.2%	1.9%
Savings and NOW deposits	64,337	3.4%	61,893	3.3%	45,878	2.7%	3.9%	40.2%
Money market deposits	560,082	29.4%	451,936	23.9%	442,179	26.2%	23.9%	26.7%
Certificates of deposit $250,000 or more	535,676	28.0%	532,201	28.0%	442,662	26.3%	0.7%	21.0%
Certificates of deposit less than $250,000	283,612	14.9%	302,537	16.0%	253,674	15.1%	-6.3%	11.8%
Total Deposits	$1,907,794	100.0%	$1,893,669	100.0%	$1,686,127	100.0%	0.7%	13.1%
BORROWINGS:
Federal funds purchased	—	0.0%	—	0.0%	15,000	17.1%	0.0%	-100.0%
Subordinated debt	73,039	100.0%	72,940	100.0%	72,642	82.9%	0.1%	0.5%
Total Borrowings	$73,039	100.0%	$72,940	100.0%	$87,642	100.0%	0.1%	-16.7%
Total Deposits and Borrowings	$1,980,833		$1,966,609		$1,773,769		0.7%	11.7%

Core customer funding sources (1)	$1,439,657	72.7%	$1,471,350	74.8%	$1,252,534	70.7%	-2.2%	14.9%
Brokered and listing service sources (2)	468,137	23.6%	422,319	21.5%	433,593	24.4%	10.8%	8.0%
Federal funds purchased	—	0.0%	—	0.0%	15,000	0.8%	0.0%	-100.0%
Subordinated debt (3)	73,039	3.7%	72,940	3.7%	72,642	4.1%	0.1%	0.5%
Total Funding Sources	$1,980,833	100.0%	$1,966,609	100.0%	$1,773,769	100.0%	0.7%	11.7%

(1)	Includes ICS, CDARS, and reciprocal deposits maintained by customers, which represent sweep accounts tied to customer operating accounts.
(2)

Consists of certificates of deposit (CD) through multiple listing services and multiple brokered deposit services, as well as ICS and CDARS one-way certificates of deposit and regional money market accounts.

Excludes $259.9 million in core deposits placed in reciprocal networks for FDIC insurance coverage that will be classified as brokered deposits on the call report in pursuant to rule 12 CFR 337.6(e) as of December 31, 2024.
(3)	Subordinated debt obligation qualifies as Tier 2 capital at the holding company and Tier 1 capital at the Bank.

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the three months ended December 31, 2024			For the three months ended December 31, 2023
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest-earning assets:
Loans (1)(2)	$1,808,894	$31,323	6.87%	$1,720,790	$30,951	7.14%
Securities:
Taxable	53,566	431	3.19%	55,646	451	3.22%
Tax-exempt	35,512	332	3.71%	37,614	339	3.58%
Federal funds and interest-bearing deposits	263,595	3,103	4.67%	114,421	1,510	5.24%
Total interest-earning assets	$2,161,567	$35,189	6.46%	$1,928,471	$33,251	6.84%
Other assets	129,077			69,725
Total assets	$2,290,644			$1,998,196
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$231,496	$2,612	4.48%	$98,021	$1,027	4.16%
Savings and NOW deposits	64,112	201	1.24%	47,142	146	1.23%
Money market deposits	514,235	5,475	4.22%	477,916	5,538	4.60%
Time deposits	809,924	10,003	4.90%	710,026	8,187	4.57%
Total interest-bearing deposits	$1,619,767	$18,291	4.48%	$1,333,105	$14,898	4.43%
Federal funds purchased	2	—	0.00%	1,740	25	5.70%
FHLB advances	—	—	—	8,424	118	5.56%
Subordinated debt	73,001	787	4.28%	72,603	828	4.52%
Total interest-bearing liabilities	$1,692,770	$19,078	4.47%	$1,415,872	$15,869	4.45%
Demand deposits and other liabilities	370,332			365,655
Total liabilities	$2,063,102			$1,781,527
Stockholders’ Equity	227,542			216,669
Total Liabilities and Stockholders’ Equity	$2,290,644			$1,998,196
Interest Rate Spread			1.99%			2.39%
Net Interest Income		$16,111			$17,382
Net Interest Margin			2.96%			3.58%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the year ended December 31, 2024			For the year ended December 31, 2023
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest-earning assets:
Loans (1)(2)	$1,782,061	$125,177	7.02%	$1,659,179	$116,482	7.02%
Securities:
Taxable	54,935	1,693	3.08%	57,386	1,836	3.20%
Tax-exempt	36,379	1,384	3.80%	37,810	1,348	3.57%
Federal funds and interest-bearing deposits	137,073	6,652	4.85%	103,840	5,038	4.85%
Total interest-earning assets	$2,010,448	$134,906	6.71%	$1,858,215	$124,704	6.71%
Other assets	126,138			73,590
Total assets	$2,136,586			$1,931,805
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$181,109	$8,661	4.78%	$83,087	$1,786	2.15%
Savings and NOW deposits	54,385	754	1.39%	49,565	546	1.10%
Money market deposit	464,400	21,386	4.61%	365,815	13,631	3.73%
Time deposits	748,938	37,364	4.99%	702,034	26,905	3.83%
Total interest-bearing deposits	$1,448,832	$68,165	4.70%	$1,200,501	$42,868	3.57%
Federal funds purchased	9,941	575	5.78%	5,583	299	5.36%
FHLB advances	820	46	5.61%	24,959	1,224	4.90%
Subordinated debt	72,852	3,255	4.47%	72,455	3,288	4.54%
Total interest-bearing liabilities	$1,532,445	$72,041	4.70%	$1,303,498	$47,679	3.66%
Demand deposits and other liabilities	379,510			418,386
Total liabilities	$1,911,955			$1,721,884
Stockholders’ Equity	224,631			209,921
Total Liabilities and Stockholders’ Equity	$2,136,586			$1,931,805
Interest Rate Spread			2.01%			3.05%
Net Interest Income		$62,865			$77,025
Net Interest Margin			3.13%			4.15%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED SUMMARY FINANCIAL DATA

(Dollars in thousands except share and per share data)

	At or For the Three Months Ended		At or For the Year Ended
	December 31,		December 31,
	2024	2023	2024	2023
Per share Data and Shares Outstanding
Earnings (loss) per common share (basic and diluted)	$(2.20)	$0.61	$(1.60)	$3.25
Book value per common share	$23.77	$25.81	$23.77	$25.81
Tangible book value per common share(2)	$23.77	$23.86	$23.77	$23.86
Weighted average common shares (basic and diluted)	7,603,318	7,527,327	7,606,391	7,522,913
Common shares outstanding at end of period	7,603,765	7,527,415	7,603,765	7,527,415
Performance Ratios
Return (loss) on average assets (annualized)	(2.80)%	1.02%	(0.47)%	1.38%
Return (loss) on average equity (annualized)	(28.19)%	9.42%	(4.44)%	12.66%
Return (loss) on average common equity (annualized)	(33.09)%	10.28%	(6.15)%	13.37%
Yield on earning assets (FTE) (2) (annualized)	6.46%	6.84%	6.71%	6.71%
Cost of interest bearing liabilities (annualized)	4.47%	4.45%	4.70%	3.66%
Net interest spread (FTE)(2) (annualized)	1.99%	2.39%	2.01%	3.05%
Net interest margin (FTE)(2) (annualized)	2.96%	3.58%	3.13%	4.15%
Non-interest income as a percentage of average assets (annualized)	0.14%	0.17%	0.15%	0.17%
Non-interest expense to average assets (annualized)	5.96%	2.21%	3.42%	2.36%
Efficiency ratio(3)	204.36%	61.29%	110.85%	56.96%
Asset Quality
Allowance for credit losses (ACL)
Beginning balance, ACL - loans	$18,327	$15,626	$16,506	$14,114
Add: recoveries	9	9	28	22
Less: charge-offs	(2,151)	(137)	(4,569)	(468)
Add: provision for (recovery of) credit losses - loans	3,265	1,008	7,485	1,943
Add: current expected credit losses, nonrecurring adoption	—	—	—	895
Ending balance, ACL - loans	$19,450	$16,506	$19,450	$16,506

Beginning balance, reserve for unfunded commitment (RUC)	$145	$1,552	$1,009	$—
Add: current expected credit losses, nonrecurring adoption	—	—	—	1,310
Add: provision for (recovery of) unfunded commitments, net	142	(543)	(722)	(301)
Ending balance, RUC	$287	$1,009	$287	$1,009
Total allowance for credit losses	$19,737	$17,515	$19,737	$17,515

Allowance for credit losses on loans to total gross loans	1.06%	0.96%	1.06%	0.96%
Allowance for credit losses to total gross loans	1.08%	1.01%	1.08%	1.01%
Allowance for credit losses on loans to non-performing loans	89.84%	16.44X	89.84%	16.44X
Net charge-offs (recoveries) to average gross loans (annualized)	0.46%	0.03%	0.25%	0.03%
Concentration Ratios
Commercial real estate loans to total capital (4)	393.79%	372.50%	393.79%	372.50%
Construction loans to total capital (5)	131.92%	137.67%	131.92%	137.67%
Non-performing Assets
Loans 30-89 days past due and accruing to total gross loans	0.00%	0.04%	0.00%	0.04%
Loans 90 days past due and accruing to total gross loans	0.00%	0.00%	0.00%	0.00%
Non-accrual loans to total gross loans	1.18%	0.06%	1.18%	0.06%
Other real estate owned	$—	$—	$—	$—
Non-performing loans	$21,650	$1,004	$21,650	$1,004
Non-performing assets to total assets	0.97%	0.05%	0.97%	0.05%
Regulatory Capital Ratios (Bank only) (1)
Total risk-based capital ratio	15.69%	17.18%	15.69%	17.18%
Tier 1 risk-based capital ratio	14.64%	16.22%	14.64%	16.22%
Leverage ratio	12.08%	14.66%	12.08%	14.66%
Common equity tier 1 ratio	14.64%	16.22%	14.64%	16.22%
Other information
Closing stock price	$18.10	$24.81	$18.10	$24.81
Tangible equity / tangible assets (2)	9.33%	10.24%	9.33%	10.24%
Average tangible equity / average tangible assets (2)	9.21%	10.22%	9.80%	10.31%
Number of full time equivalent employees	204	186	204	186
Number of full service branch offices	6	6	6	6

(1)	Regulatory capital ratios as of December 31, 2024 are preliminary
(2)	Refer to Appendix for reconciliation of non-GAAP measures
(3)	Efficiency ratio is calculated as non-interest expense as a percentage of net interest income and non-interest income
(4)	Commercial real estate includes only non-owner occupied, multifamily, and construction loans as a percentage of Bank capital
(5)	Construction loans as a percentage of Bank capital

Unaudited Reconciliation of Certain Non-GAAP Financial Measures

(Dollars In thousands)

	For the three months ended December 31,		For the year ended December 31,
	2024	2023	2024	2023
Net interest margin (FTE)
Net interest income (GAAP)	$16,041	$17,311	$62,574	$76,742
FTE adjustment on tax-exempt securities	70	71	291	283
Net interest income (FTE) (non-GAAP)	16,111	17,382	62,865	77,025

Average interest earning assets	2,161,567	1,928,471	2,010,448	1,858,215
Net interest margin (GAAP)	2.94%	3.56%	3.11%	4.13%
Net interest margin (FTE) (non-GAAP)	2.96%	3.58%	3.13%	4.15%

	For the three months ended December 31,		For the year ended December 31,
	2024	2023	2024	2023
Yield on earning assets (FTE)
Total interest income (GAAP)	$35,119	$33,180	$134,615	$124,421
FTE adjustment on tax-exempt securities	70	71	291	283
Total interest income (FTE) (non-GAAP)	35,189	33,251	134,906	124,704

Average interest earning assets	2,161,567	1,928,471	2,010,448	1,858,215
Yield on earning assets (GAAP)	6.45%	6.83%	6.70%	6.70%
Yield on earning assets (FTE) (non-GAAP)	6.46%	6.84%	6.71%	6.71%

	For the three months ended December 31,		For the year ended December 31,
	2024	2023	2024	2023
Net Income and earnings per share, adjusted
Net Income (loss), as reported	$(16,167)	$5,146	$(9,980)	$26,585
Less: nonrecurring intangible impairment	(19,721)	—	(19,721)	—
Less: nonrecurring restructuring expenses	(430)	—	(430)	—
Less: nonrecurring other expenses	(296)	—	(890)	—
Related income tax benefit	4,633	—	4,763	—
Net income (loss), adjusted	(353)	5,146	6,298	26,585
Preferred stock dividends	539	539	2,156	2,156
Net income (loss) available to common shareholders, adjusted	(892)	4,607	4,142	24,429

Weighted average shares - basic and diluted	7,603,318	7,527,327	7,606,391	7,522,913

Earnings (loss) per common share, basic and diluted, adjusted
Earnings (loss) per common share, basic and diluted, as reported	$(2.20)	$0.61	$(1.60)	$3.25
Nonrecurring expenses per share, net of taxes	2.08	—	2.14	—
Earnings (loss) per common share, basic and diluted, adjusted	$(0.12)	$0.61	$0.54	$3.25

Adjusted Return (loss) on Average Assets (ROAA)
Average assets, as reported	2,290,644	1,998,196	2,136,586	1,931,805

Annualized ROAA, as reported	(2.80)%	1.02%	(0.47)%	1.38%
Annualized ROAA, as adjusted	(0.06)%	1.02%	0.29%	1.38%

Adjusted Return (loss) on Average Equity (ROAE)
Average equity, as reported	227,542	216,669	224,631	209,921

Annualized ROAE, as reported	(28.19)%	9.42%	(4.44)%	12.66%
Annualized ROAE, as adjusted	(0.62)%	9.42%	2.80%	12.66%

Efficiency Ratio, adjusted
Noninterest expenses, as reported	34,431	11,338	72,967	45,616
Less: nonrecurring intangible impairment	(19,721)	—	(19,721)	—
Less: nonrecurring restructuring expenses	(430)	—	(430)	—
Less: nonrecurring other expenses	(296)	—	(890)	—
Noninterest expenses, adjusted for nonrecurring expenses	13,984	11,338	51,926	45,616

Efficiency ratio, as reported	204.36%	61.29%	110.85%	56.96%
Efficiency ratio, as adjusted	83.00%	61.29%	78.88%	56.96%

	For the three months ended December 31,		For the year ended December 31,
	2024	2023	2024	2023
Net interest spread (FTE)
Yield on earning assets (GAAP)	6.45%	6.83%	6.70%	6.70%
Yield on earning assets (FTE) (non-GAAP)	6.46%	6.84%	6.71%	6.71%

Yield on interest-bearing liabilities (GAAP)	4.47%	4.45%	4.70%	3.66%
Net interest spread (GAAP)	1.98%	2.38%	1.99%	3.04%
Net interest spread (FTE) (non-GAAP)	1.99%	2.39%	2.01%	3.05%

	As of December 31,		As of December 31,
	2024	2023	2024	2023
Tangible common stockholders' equity
Total stockholders equity (GAAP)	$207,991	$221,517	$207,991	$221,517
Less: intangible assets	—	(14,657)	—	(14,657)
Tangible stockholders' equity (non-GAAP)	207,991	206,860	207,991	206,860
Less: preferred stock	(27,263)	(27,263)	(27,263)	(27,263)
Tangible common stockholders' equity (non-GAAP)	180,728	179,597	180,728	179,597

Common shares outstanding	7,603,765	7,527,415	7,603,765	7,527,415
Tangible book value per common share (non-GAAP)	$23.77	$23.86	$23.77	$23.86

	As of December 31,		As of December 31,
	2024	2023	2024	2023
Stockholders equity, adjusted
Total stockholders equity (GAAP)	$207,991	$221,517	$207,991	$221,517
Less: intangible assets	—	(14,657)	—	(14,657)
Total tangible stockholders equity (non-GAAP)	207,991	206,860	207,991	206,860

	As of December 31,		As of December 31,
	2024	2023	2024	2023
Total tangible assets
Total assets (GAAP)	$2,228,098	$2,035,432	$2,228,098	$2,035,432
Less: intangible assets	—	(14,657)	—	(14,657)
Total tangible assets (non-GAAP)	2,228,098	2,020,775	2,228,098	2,020,775

	For the three months ended December 31,		For the year ended December 31,
	2024	2023	2024	2023
Average tangible stockholders' equity
Total average stockholders' equity (GAAP)	$227,542	$216,669	$224,631	$209,921
Less: average intangible assets	(18,327)	(13,929)	(16,989)	(11,996)
Total average tangible stockholders' equity (non-GAAP)	209,215	202,740	207,642	197,925

	For the three months ended December 31,		For the year ended December 31,
	2024	2023	2024	2023
Average tangible assets
Total average assets (GAAP)	$2,290,644	$1,998,196	$2,136,586	$1,931,805
Less: average intangible assets	(18,327)	(13,929)	(16,989)	(11,996)
Total average tangible assets (non-GAAP)	2,272,317	1,984,267	2,119,597	1,919,809